Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account (A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/SARAH R. DONAHUE
----------------------------
Sarah R. Donahue

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that Brent H. Hamann, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account (A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ BRENT H. HAMANN
----------------------------
Brent H. Hamann

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that John R. Hunter whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account (A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ JOHN R. HUNTER
----------------------------
John R. Hunter

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account (A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ LOUIS G. LOWER, II
----------------------------
Louis G. Lower, II

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account (A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ SAMUEL H. PILCH
----------------------------
Samuel H. Pilch

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account (A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ KEVIN R. SLAWIN
----------------------------
Kevin R. Slawin

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account (A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ CASEY J. SYLLA
----------------------------
Casey J. Sylla

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account
(A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ TIMOTHY N. VANDER PAS
----------------------------
Timothy N. Vander Pas

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account (A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ MICHAEL J. VELOTTA
----------------------------
Michael J. Velotta

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account (A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ G. CRAIG WHITEHEAD
----------------------------
G. Craig Whitehead

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account
(A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ THOMAS J. WILSON, II
----------------------------
Thomas J. Wilson, II

                                Power of Attorney

  With Respect to the Glenbrook Life and Annuity Company Filing on Form N-4 for
                The Glenbrook Life Discover Variable Account (A)

         Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and herein any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Discover Variable Account (A) and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  October 8, 1999

/s/ JAMES P. ZILS
----------------------------
James P. Zils